QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Gelu Voicu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Catalyst Semiconductor, Inc. on Form 10-K for the fiscal year ended May 1, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Catalyst Semiconductor, Inc.

Date: July 15, 2005
	By:	/s/ GELU VOICU Name: Gelu Voicu Title: President and Chief Executive Officer

        I, Thomas E. Gay III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Catalyst Semiconductor, Inc. on Form 10-K for the fiscal year ended May 1, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Catalyst Semiconductor, Inc.

Date: July 15, 2005
	By:	/s/ THOMAS E. GAY III Name: Thomas E. Gay III Title: Vice President of Finance and Administration and Chief Financial Officer

QuickLinks

  Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002